As filed with the Securities and Exchange Commission on January 6, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 31, 2008

B&G Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32316	13-3918742
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Gatehall Drive, Suite 110, Parsippany, New Jersey (Address of Principal Executive Offices)		07054 (Zip Code)

Registrant’s telephone number, including area code:  (973) 401-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing Obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2008, B&G Foods entered into amended and restated employment agreements with each of its executive officers: David L. Wenner, President and Chief Executive Officer; Robert C. Cantwell, Executive Vice President of Finance and Chief Financial Officer; Vanessa E. Maskal, Executive Vice President of Sales and Marketing; James H. Brown, Executive Vice President of Manufacturing; and Scott E. Lerner, Executive Vice President, General Counsel and Secretary.

B&G Foods entered into the amended and restated employment agreements for the purpose of bringing the prior employment agreements between our company and the above-named executive officers into compliance with the applicable provisions of Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.  Specifically, each employment agreement has been amended to, among other things, specify that any severance amounts payable by B&G Foods that are not exempt from Section 409A will be further deferred for six months following that executive’s separation from service with B&G Foods.  The amendments also provide that certain other payments will be made only at times permissible without triggering tax penalties under Section 409A.  In addition, changes were made to each of the employment agreements to preserve the ability of B&G Foods to deduct under Section 162(m) of the Internal Revenue Code any annual bonus compensation paid to the executive officers.  The changes do not otherwise alter or amend the executives’ employment agreements in any material respect.  Copies of each of the amended and restated employment agreements are attached to this report as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Amended and Restated Employment Agreement, dated as of December 31, 2008, by and between David L. Wenner and B&G Foods, Inc.

10.2	Amended and Restated Employment Agreement, dated as of December 31, 2008, by and between Robert C. Cantwell and B&G Foods, Inc.

10.3	Amended and Restated Employment Agreement, dated as of December 31, 2008, by and between Vanessa E. Maskal and B&G Foods, Inc.

10.4	Amended and Restated Employment Agreement, dated as of December 31, 2008, by and between James H. Brown and B&G Foods, Inc.

10.5	Amended and Restated Employment Agreement, dated as of December 31, 2008, by and between Scott E. Lerner and B&G Foods, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B&G FOODS, INC.

Dated: January 6, 2009	By:	/s/ Robert C. Cantwell
Robert C. Cantwell
Executive Vice President of Finance and Chief Financial Officer